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                                   EXHIBIT 16

                                 Opinion Letter






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                             Barry L. Friedman, P.C.
                                1582 Tulita Drive
                               Las Vegas, NV 89123
                    (702) 361-8414    Fax No. (702) 896-0278





February 11, 2000



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

Gentlemen:


We have read Part II, Item 3. (1) of Amendment 5 to Form 10-SB dated February 11, 2000, of Converge Global, Inc. (Converge) and are in agreement with the statements contained therein.




/s/ Barry L. Friedman
-------------------------
Las Vegas, Nevada







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